Exhibit 99.2

NASDAQ: SNOA SONOMA PHARMACEUTICALS RESULTS FOR THE QUARTER ENDING 30 JUNE 2018 August 8, 2018

NASDAQ: SNOA Page Agenda 2 Welcome / Introduction June Quarter 2018 Highlights Financial Review Q+A Jim Schutz Bob Miller

NASDAQ: SNOA Page Forward - Looking Statement Except for historical information herein, matters set forth in this presentation are forward - looking within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including statements about the commercial and technology progress and future financial performance of Sonoma Pharmaceuticals, Inc. and its subsidiaries (the “Company”). These forward - looking statements are identified by the use of words such as “believe,” “achieve,” and “strive,” among others. Forward - looking statements in this presentation are subject to certain risks and uncertainties inherent in the Company’s business that could cause actual results to vary, including such risks that regulatory clinical and guideline developments may change, scientific data may not be sufficient to meet regulatory standards or receipt of required regulatory clearances or approvals, clinical results may not be replicated in actual patient settings, protection offered by the Company’s patents and patent applications may be challenged, invalidated or circumvented by its competitors, the available market for the Company’s products will not be as large as expected, the Company’s products will not be able to penetrate one or more targeted markets, revenues will not be sufficient to fund further development and clinical studies, as well as uncertainties relative to varying product formulations and a multitude of diverse regulatory and marketing requirements in different countries and municipalities, and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company disclaims any obligation to update these forward - looking statements, except as required by law. 3

NASDAQ: SNOA Page Results from the Quarter Ending 30 June 2018 4 Total Revenue = $4.4M Up 14% versus same period last year Up 20% versus the quarter ending 31 Mar 2018 U.S. dermatology revenue = $1.2M Up 1% versus same period last year Up 55% versus the quarter ending 31 Mar 2018 International revenue = $2.1M Up 22% versus same period last year Up 11 % versus the quarter ending 31 Mar 2018 Cash as of 30 June 2018 = $7.7M

NASDAQ: SNOA Page Upcoming Milestones Fall 2018 Brazil – commercialization / product launches of acne and scar management product lines Second Half of 2018 US – product launch for prescription antimicrobial facial rinse as part of an acne regimen Second Half of 2018 US – product launch for Ceramax lotion indicated for atopic dermatitis Late 2018 US – home - delivery / direct - to - patient pharmacy program capture 60% of prescriptions filled for SNOA’s products 5

June 2018 QTR vs June 2017 QTR & March 2018 QTR 6 Quarter Ended Quarter Ended June, 2017 Quarter Ended March 31 , 2018 June 30 , 2018 Amount Variance  Amount Variance  Total net revenues $4,369 $3,835 $534 14  $3,656 $713 20  Product revenues $4,096 $3,603 $493 14  $3,269 $827 25  International revenues $2,124 $1,744 $380 22  $1,907 $217 11  U.S. revenues $1,971 $1,859 $112 6  $1,362 $609 45  U.S. dermatology gross revenues $3,616 $3,206 $410 13  $2,816 $800 28  U.S. dermatology net revenues $1,207 $1,196 $11 1  $779 $428 55  As  of gross 33  37  28  Operating expenses minus non - cash expenses $4,915 $4,709 $206 4  $5,149 ($234) - 5  Net loss minus non - cash expenses (EBITDA) $3,084 $2,835 $249 9  $3,717 ($633) - 17  Cash & cash equivalents $7,685 $12,638 ($4,953) - 39% $10,066 ($2,381) - 24  * dollars in thousands, unaudited

Prescriptions Filled by Dermatology Product Lines 7 $0 $198,010 $243,399 $377,433 $631,328 $807,439 $1,072,466 $814,114 $1,174,078 $1,397,080 $1,741,256 $874,709 $1,329,614 $0 $211,614 $278,145 $282,851 $439,642 $499,821 $560,899 $475,097 $827,691 $936,113 $1,045,486 $639,605 $891,664 $0 $278,952 $301,008 $120,024 $170,590 $231,840 $497,232 $660,662 $1,012,060 $795,746 $495,888 $519,773 $0 $155,025 $317,183 $475,092 $362,426 $297,445 $335,966 $748,500 $431,591 $486,676 $0 $4,560 $119,184 $199,185 $229,181 $319,630 $193,083 $184,678 $0 $273,874 $6,864 $193,616 $203,757 $0 $409,624 $800,496 $961,293 $1,346,018 $1,795,033 $2,344,857 $2,268,053 $3,159,061 $4,184,274 $4,657,482 $2,828,493 $3,616,163 $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 $4,500,000 $5,000,000 Sep-14 QTR Ended Dec-14 QTR Ended Mar-15 QTR Ended Jun-15 QTR Ended Sep-15 QTR Ended Dec-15 QTR Ended Mar-16 QTR Ended Jun-16 QTR Ended Sep-16 QTR Ended Dec-16 QTR Ended Mar-17 QTR Ended Jun-17 QTR Ended Sep-17 QTR Ended Dec-17 QTR Ended Mar-18 QTR Ended Jun-18 QTR Ended TRx MBS Dollars Factory Units times (WAC) for QTR 12/2014 through QTR 06/2018 Levicyn Celacyn Mondoxyne Ceramax Sebuderm Total

Prescriptions Filled by Dermatology Product Lines 8 Total Q3 $2.3 mm Total Q4 $2.3 mm Total Q1 $1.3 mm + 40% Total Q2 $1.8 mm + 33% Total Q3 $2.3 mm + 31% Total Q4 $2.3 mm - 3% Total Q1 $3.2 mm + 39% Total Q2 $4.2 mm + 32% Total Q3 $4.6 mm + 11% Total Q4 $2.8 mm - 39% Total Q1 $3.8 mm 35% $631,328 $807,439 $1,072,466 $814,114 $1,174,078 $1,397,080 $1,741,256 $874,709 $1,329,614 $439,642 $499,821 $560,899 $475,097 $827,691 $936,113 $1,045,486 $639,605 $891,664 $120,024 $170,590 $231,840 $497,232 $660,662 $1,012,060 $795,746 $495,888 $519,773 $155,025 $317,183 $475,092 $362,426 $297,445 $335,966 $748,500 $431,591 $486,676 $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 $4,500,000 $5,000,000 Sep-14 QTR Ended Dec-14 QTR Ended Mar-15 QTR Ended Jun-15 QTR Ended Sep-15 QTR Ended Dec-15 QTR Ended Mar-16 QTR Ended Jun-16 QTR Ended Sep-16 QTR Ended Dec-16 QTR Ended Mar-17 QTR Ended Jun-17 QTR Ended Sep-17 QTR Ended Dec-17 QTR Ended Mar-18 QTR Ended Jun-18 QTR Ended TRX MBS DOLLARS Factory Units in Dollars at WAC For QTR 12/2014 through QTR 06/ 2018 Levicyn Celacyn Mondoxyne Ceramax Sebuderm Loyon Source: IMS Health NPA Average Quarter over Quarter Growth for Last 4/ 6 Quarters: • Total Prescription Units Sold Quarterly Growth of 11%/ 13% • Ceramax (skin repair) Quarterly Growth of 28%/12% • Mondoxyne (acne) Quarterly Growth of 1%/25% • Celacyn (scar) Quarterly Growth of 8%/ 15% • Levicyn (dermatitis) Quarterly Growth of 39%/ 26% Total Q1 $1.3 mm + 40% Total Q2 $1.8 mm + 33% Total Q3 $2.3 mm + 31% Total Q4 $2.3 mm - 3% Total Q1 $3.2 mm + 39% Total Q2 $4.2 mm + 32% Total Q3 $4.6 mm + 11% Total Q4 $2.8 mm - 39% Total Q1 $3.6 mm 28%